UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2018

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02                                           Results of Operations and Financial Condition.

On October 30, 2018, Eagle Pharmaceuticals, Inc., or the Company, issued a press release announcing the Company’s preliminary estimated revenue, preliminary estimated net income, preliminary Adjusted Non-GAAP net income, preliminary estimated earnings per share, and preliminary Adjusted Non-GAAP earnings per share for the three-month period ended September 30, 2018. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The press release also contains a table reconciling Adjusted Non-GAAP net income and earnings per share to the most comparable U.S. GAAP figure for the three-month period ended September 30, 2018.

The financial results included in the press release are unaudited and preliminary estimates that (i) represent the most current information available to management as of the date of this Current Report on Form 8-K, (ii) are subject to completion of financial closing and procedures that could result in significant changes to the estimated amounts, and (iii) do not present all information necessary for an understanding of the Company’s financial condition as of, and its results of operations for the quarter ended, September 30, 2018. Accordingly, undue reliance should not be placed on such preliminary estimates.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 8.01                                           Other Events.

Share Repurchase Program

The press release also announced that the Company’s Board of Directors, or the Board, approved a new share repurchase program providing for the repurchase of up to $150 million of the Company’s outstanding common stock, consisting of (i) up to $50 million in repurchases pursuant to an accelerated share repurchase agreement, or the ASR, with JPMorgan Chase Bank, National Association, or JPMorgan, and (ii) up to $100 million in additional repurchases, or the Additional Repurchases. We collectively refer to the ASR and the Additional  Repurchases as the Share Repurchase Program. In connection with its approval of the Share Repurchase Program, the Board terminated the Company’s existing share repurchase programs, which were announced on August 9, 2016 and August 9, 2017.

Under the Share Repurchase Program, the Company is authorized to repurchase shares through open market purchases, privately-negotiated transactions, accelerated share repurchases or otherwise in accordance with applicable federal securities laws, including through Rule 10b5-1 trading plans and under Rule 10b-18 of the Exchange Act. The Additional Repurchases have no time limit and may be suspended or discontinued completely at any time. The specific timing and amount of repurchases will vary based on available capital resources and other financial and operational performance, market conditions, securities law limitations, and other factors. The repurchases will be made using the Company’s cash resources.

Accelerated Share Repurchase

In connection with the Share Repurchase Program, on October 30, 2018, the Company entered into the ASR with JPMorgan to repurchase an aggregate of $50 million of the Company’s common stock.

Under the terms of the ASR, the Company will pay $50 million to JP Morgan on November 1, 2018, and receive 702,988 shares, representing approximately 80% of the notional amount of the ASR, based on the closing price of $56.90 on October 29, 2018.  Upon settlement of the ASR, the final number of shares repurchased will be trued up based on the average of the daily volume weighted average share prices of the Company’s common stock, less a discount, during the term of the ASR. The Company expects the ASR to be completed in the fourth quarter of 2018. As of September 30, 2018, the Company had 14.9 million shares of common stock outstanding.

The Company intends to use existing cash to fund the ASR. As of September 30, 2018, cash and cash equivalents were $91.2 million, accounts receivable was approximately $79 million, and debt was $45 million.

Non-GAAP Financial Performance Measures

In addition to financial information prepared in accordance with U.S. GAAP, this Current Report on Form 8-K also contains adjusted non-GAAP net income and adjusted non-GAAP earnings per share attributable to the Company. The Company believes these measures provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information.

Adjusted non-GAAP net income excludes share-based compensation expense, depreciation, amortization of acquired intangible assets, changes in contingent purchase price, severance, non-cash interest expense, restructuring and tax adjustments. The Company believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and are important in comparing current results with prior period results and understanding projected operating performance. Non-GAAP financial measures provide the Company and its investors with an indication of the Company’s baseline performance before items that are considered by the Company not to be reflective of the Company’s ongoing results. The press release contains a Reconciliation of GAAP to Adjusted Non-GAAP net income and Adjusted Non-GAAP earnings per share or explanations of the amounts excluded and included to arrive at Adjusted net income and Adjusted earnings per share amounts, for the three-month periods ended September 30, 2018.

These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. The Company strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. All forward-looking statements included in this report, including, without limitation, the Company’s preliminary estimated revenue, preliminary estimated net income, preliminary Adjusted Non-GAAP net income, and preliminary Adjusted Non-GAAP Earnings per Share as of September 30, 2018 and the Company’s plans to finance and consummate the Share Repurchase Program, including the ASR, are based upon information available to the Company as of the date of this report, which may change, and the Company assumes no obligation to update any such forward-looking statements. Although the Company’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by the Company. These statements are not guarantees of future performance and actual results could differ materially from the Company’s current expectations. As a result, you are cautioned not to rely on these forward-looking statements. Factors that could cause or contribute to such differences include the risks and uncertainties discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the U.S. Securities and Exchange Commission, or the SEC, on February 26, 2018 and its other filings with the SEC, as well as the possibility that the Company may not be able to consummated the Share Repurchase Program, and the Share Repurchase Program may not be successful in attaining its intended result. The Company assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release dated October 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Pharmaceuticals, Inc.

Dated: October 30, 2018
	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer